UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Imogo Mobile Technologies Corp.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-51976

(Commission File No.)

N/A

(IRS Employer Identification No.)

100 - 40 Lake Bellevue Dr., WA, USA 98005

(Address of principal executive offices, including zip code)

1-888-666-0951

(Registrant’s telephone number, including area code)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company” “Imogo” refer to Imogo Mobile Technologies Corp., a Nevada corporation.

Imogo and SiteTalk are entering into an MOU to set forth their mutual intentions regarding licensing rights for the United States marketing and distribution rights of the SiteTalk business.

SiteTalk has developed certain proprietary platforms, and Imogo desires to license the brand name, domain name, goodwill, technology, code and intellectual property developed and associated with SiteTalk; and

The MOU will be subject to legal due diligence by the Imogo’s legal counsel obtaining all requisite internal corporate approvals (which shall include a shareholder approval by Imogo). Imogo will make good faith efforts to ensure that these approvals are obtained in a timely manner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imogo Mobile Technologies Corp.

By: /s/ Stewart Irvine

Stewart Irvine

President

Date: February 12, 2014